Summary Prospectus U.S. Treasury Money Market Fund AUGUST 1, 2010 Class / Ticker Symbol A / SATXX I / CUSXX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The U.S. Treasury Money Market Fund (the “Fund”) seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.15%	None
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.76%	0.61%

The Adviser and, as applicable, certain other Fund service providers, have voluntarily undertaken to reduce and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.02% for all share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$78	$243	$422	$942
I Shares	$62	$195	$340	$762

Principal Investment Strategies

The Fund invests exclusively in U.S. Treasury obligations, repurchase agreements collateralized by obligations issued or guaranteed by the U.S. Treasury, and shares of registered money market funds that invest exclusively in the foregoing.

In selecting investments for purchase and sale, StableRiver Capital Management LLC, the Fund’s subadviser (“StableRiver” or the “Subadviser”) tries to increase income without adding undue risk by analyzing yields for various maturities. The Subadviser actively manages the maturity of the Fund to maximize the Fund’s yield based on current market interest rates and the Subadviser’s outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

Principal Investment Risks

Income Risk: An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

August 1, 2010	1	Summary Prospectus

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. Government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.

To the extent that the aggregate market value of the Fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance does not indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
1.46%	0.01%
(12/31/00)	(12/31/09)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was 0.02%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. To obtain information about the Fund’s current yield, call 1-888-784-3863.

				Since
				Inception of
	1 Year	5 Years	10 Years	A Shares*

A Shares	0.02%	2.35%	N/A	2.02%

I Shares	0.08%	2.49%	2.36%	N/A

iMoneyNet, Inc. Treasury & Repo Retail Average	0.02%	2.34%	2.25%	2.25%

*	Since inception of the A Shares on November 12, 2003. Benchmark returns since October 31, 2003 (benchmark returns available only on a month end basis).

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. StableRiver is the Fund’s subadviser.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amount for each share class is shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Summary Prospectus	2	August 1, 2010

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website site for more information.

August 1, 2010	3	Summary Prospectus

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